UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                           FORM N-CSRS


      CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                       INVESTMENT COMPANIES


Investment Company Act file number 811-02857

Name of Fund:  Intermediate Term Portfolio of
               Merrill Lynch Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
       Executive Officer, Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton,
       NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 03/31/05

Item 1 -   Report to Stockholders


Intermediate Term Portfolio of
Merrill Lynch Bond Fund, Inc.


Semi-Annual Report
March 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Portfolio Information as of March 31, 2005


                                              Percent of
Asset Mix                              Total Investments

Corporate Bonds                                 30.3%
Asset-Backed Securities                         18.9
Government & Agency Obligations                  9.9
Government Agency Mortgage-Backed
   Securities                                    9.3
Non-Government Agency Mortgage-Backed
   Securities                                    8.8
Preferred Securities                             1.5
Other*                                          21.3

*Includes portfolio holdings in short-term investments and options.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.


Total Returns as of March 31, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 6.88%        + 6.69%
Small-cap U.S. equities (Russell 2000 Index)                            + 8.00         + 5.41
International equities (MSCI Europe Australasia Far East Index)         +15.13         +15.06
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.47         + 1.15
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 1.21         + 2.67
High yield bonds (Credit Suisse First Boston High Yield Index)          + 3.39         + 7.84

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation.

In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year. International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



A Discussion With Your Fund's Portfolio Managers


The Portfolio provided competitive returns for the period, benefiting from a tactical approach to higher-beta credits and a short duration profile that helped as long-term interest rates finally inched higher.


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2005, Intermediate Term Portfolio's Class A, Class B, Class C, Class I and Class R
Shares had total returns of +.71%, +.50%, +.50%, +.68% and +.43%, respectively. For the same period, the benchmark Lehman Brothers Aggregate Bond Index posted a return of +.47%. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

The Portfolio provided competitive returns over the past six months, benefiting from an overweight to credit product (including corporate bonds and high yield issues) in the first half of the period and a short duration profile and a reduction in credit exposure in the second half.

Our above-benchmark exposure to credit product at the beginning of the period consisted of a 12% overweighting in investment grade and crossover credits and a 2.5% overweighting in high yield issues. These securities, as well as mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities (collectively known as spread product given their low correlation to Treasury issues), continued to benefit in the fourth quarter of 2004 as investors grabbed for yield at year-end and credit spreads continued to narrow. By maintaining our focus on those areas of the market with a low correlation to Treasury issues, we were able to avoid a great deal of interest rate volatility while also achieving more attractive total returns.

Entering the first quarter of 2005, we began to reduce our exposure to spread sectors given their relative outperformance and a pronounced change in market sentiment. This benefited Portfolio performance, as it appeared investors had finally started to heed the warning issued by the Federal Reserve Board (the Fed) in December. Specifically, at the December Federal Open Market Committee meeting, the Fed addressed the idea of potentially excessive risk-taking in financial markets evidenced by, among other things, quite narrow credit spreads.

Having reduced our credit exposure, it was our duration profile and yield curve exposure that drove the Portfolio's performance in the second half of the period. The Portfolio's duration was approximately 10% - 15% shorter than the index throughout the first quarter of 2005. For the most part, we expressed our duration short through an under-exposure to securities with maturities under five years. In establishing the short duration, our goal was to moderate the Portfolio's sensitivity to interest rate movements in anticipation of rising interest rates over the long term. After remaining stubbornly low for some time, long-term interest rates finally began to move higher in the first quarter of 2005, and our short duration paid off. The impetus for the interest rate increase was a February 14 statement by Fed Chairman Alan Greenspan, in which he described the low long-term interest rates as a "conundrum." While short-term interest rates rose in concert with the Fed interest rate hikes, long-term interest rates were not as quick to respond to the Fed actions. Shortly after Greenspan's statement, the yield on the 10-year Treasury note began to climb from 4% to a high of 4.65%, before retracing to 4.5% by period-end.

Overall, the economy performed relatively well throughout the six-month period. Gross domestic product grew 3.8% in the fourth quarter of 2004, and similar growth is expected in the first quarter of 2005. Importantly, inflation expectations pick up markedly as a result of higher year-over-year inflation measures, as well as increasing consumer and energy prices. This encouraged the Fed to continue its measured program of interest rate hikes throughout the period. During this time, the Fed increased the federal funds rate four times, a total of 100 basis points (1%), bringing the short-term interest rate target to 2.75% by period-end.


What changes were made to the Portfolio during the period?

In late December and early January, we significantly reduced our exposure to both investment grade credit and high yield bonds, bringing our overweight to investment grade credit from 12% to 4% and our overweight to high yield from 2.5% to less than 1%. At the same time, we also improved the overall credit quality of the corporate bonds we own in the portfolio. We believe this makes for a much less volatile product, and brings the Portfolio closer in line with its benchmark. These changes helped drive performance during the last three months of the period.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Notably, we also reduced the Portfolio's exposure to the domestic auto sector, an area we had favored for some time, particularly via our positions in Ford Motor Company, General Motors Corporation and DaimlerChrysler NA Holding Corp. Recent earnings disappointments in the auto industry have had an effect on these credits and, arguably, the overall economy. For that reason, we are continuing to aggressively reduce our exposure to this sector in anticipation of a further widening of credit spreads.

Aside from our continued reduction in autos and a slight underweighting in the mortgage sector, the Portfolio is largely neutral in terms of sector allocations. In fact, we are focusing on our duration call as the key driver of Portfolio performance. In that regard, we have an above-market weighting in 30-year Treasury securities. We believe the yield curve will flatten further as short-term interest rates continue to rise more sharply than long-term interest rates. This, combined with some positive technicals that are helping to support the long end of the Treasury curve, should present an opportunity at the long end. Specifically, it is largely anticipated that pension reform on the part of the U.S. Department of Labor will require pension funds to begin adding longer-dated fixed income assets to their portfolios. We are trying to get in front of this potential opportunity, as we expect that the new legislation, combined with the yield curve flattening, will put greater demand on the long end of the Treasury curve. These longer-term investments do not affect our overall short duration target.


How would you characterize the Portfolio's position at the close of the period?

We maintained our short duration bias at period-end, as we are expecting interest rates to drift up modestly from their current levels. We are also prepared for a continuation of the yield curve flattening trend, as the higher federal funds rate will continue to put upward pressure on short-term interest rates, more so than on long-term interest rates. In fact, we believe the Fed wants to flatten the yield curve to widen credit spreads and also wants interest rates higher to take some of the steam out of the housing market.

Overall, we would describe the Portfolio's position as defensive both in terms of relatively low interest rate risk and a conservative asset allocation consisting of modest exposure to corporate, high yield and mortgage-backed securities. Essentially, we are waiting for an opportunity to enter riskier asset classes and to bring the portfolio's duration profile closer to that of the benchmark. These opportunities may present themselves in the form of higher interest rates or a widening in credit spreads, which would prompt us to be more aggressive.


John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

April 6, 2005


We are pleased to announce that John Burger and Frank Viola have joined Patrick Maldari and James Pagano in the day-to-day management of Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.
Mr. Burger is a Director of MLIM since 2000 and Vice President thereof from 1998 to 2000. Mr. Viola has been a Director of MLIM since 1997.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                    6-Month          12-Month         10-Year       Standardized
As of March 31, 2005                              Total Return     Total Return     Total Return    30-day Yield
Intermediate Term Portfolio Class A Shares*          +0.71%           +1.31%           +85.09%          2.94%
Intermediate Term Portfolio Class B Shares*          +0.50            +0.90            +77.57           2.55
Intermediate Term Portfolio Class C Shares*          +0.50            +0.81            +77.21           2.55
Intermediate Term Portfolio Class I Shares*          +0.68            +1.33            +86.77           3.04
Intermediate Term Portfolio Class R Shares*          +0.43            +0.83            +78.65           2.57
Lehman Brothers Aggregate Bond Index**               +0.47            +1.15            +99.32            --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/05                   +1.31%           +0.30%
Five Years Ended 3/31/05                 +6.33            +6.12
Ten Years Ended 3/31/05                  +6.35            +6.24

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.

                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 3/31/05                   +0.90%           -0.08%
Five Years Ended 3/31/05                 +5.89            +5.89
Ten Years Ended 3/31/05                  +5.91            +5.91

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 3/31/05                   +0.81%           -0.16%
Five Years Ended 3/31/05                 +5.89            +5.89
Ten Years Ended 3/31/05                  +5.89            +5.89

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.




                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 3/31/05                   +1.33%           +0.32%
Five Years Ended 3/31/05                 +6.41            +6.20
Ten Years Ended 3/31/05                  +6.45            +6.34

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.




Class R Shares                                            Return

One Year Ended 3/31/05                                    +0.83%
Five Years Ended 3/31/05                                  +6.00
Ten Years Ended 3/31/05                                   +5.97



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2004 and held through March 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value    October 1, 2004 to
                                                              October 1,         March 31,          March 31,
                                                                 2004               2005               2005
Actual

Class A                                                         $1,000           $1,007.10            $4.00
Class B                                                         $1,000           $1,005.00            $6.05
Class C                                                         $1,000           $1,005.00            $6.10
Class I                                                         $1,000           $1,006.80            $3.50
Class R                                                         $1,000           $1,004.30            $6.00

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,020.90            $4.03
Class B                                                         $1,000           $1,018.90            $6.09
Class C                                                         $1,000           $1,018.85            $6.14
Class I                                                         $1,000           $1,021.44            $3.53
Class R                                                         $1,000           $1,018.95            $6.04

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.80% for Class A, 1.21% for Class B, 1.22% for Class C, .70% for Class I and 1.20% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments                                                                                   (in U.S. dollars)
                                 Face
                               Amount    Asset-Backed Securities++                                                 Value
                       USD  1,945,457    ACE Securities Corp. Series 2003-OP1 Class A2, 3.21% due
                                         12/25/2033 (b)                                                       $   1,948,626
                              497,607    Advanta Mortgage Loan Trust Series 1999-3 Class A4, 7.75% due
                                         10/25/2026                                                                 507,988
                            2,467,638    Aegis Asset-Backed Securities Trust Series 2004-1 Class A, 3.20%
                                         due 4/25/2034 (b)                                                        2,472,628
                            2,683,000    Bear Stearns Adjustable Rate Mortgage Trust Series 2004-4 Class A4,
                                         3.514% due 6/25/2034 (b)                                                 2,603,112
                            2,574,947    CIT Equipment Collateral Series 2003-VT1 Class A3A, 2.98% due
                                         4/20/2007 (b)                                                            2,576,952
                            1,182,683    CIT Group Home Equity Loan Trust Series 2003-1 Class A2, 2.35% due
                                         4/20/2027                                                                1,179,287
                                         California Infrastructure Series 1997-1:
                              731,106        PG&E-1 Class A7, 6.42% due 9/25/2008                                   746,778
                              537,796        SCE-1 Class A6, 6.38% due 9/25/2008                                    549,840
                                         Capital Auto Receivables Asset Trust:
                              667,625        Series 2003-2 Class B, 3.09% due 1/15/2009 (b)                         668,804
                              700,000        Series 2004-2 Class D, 5.82% due 5/15/2012 (a)                         687,094
                            4,500,000    Capital One Master Trust Series 2000-4 Class C, 3.61% due
                                         8/15/2008 (a)(b)                                                         4,505,040
                            1,194,540    Centex Home Equity Series 2003-B Class AV, 3.13% due 6/25/2033 (b)       1,195,560
                                         Chase Credit Card Master Trust Class C (b):
                            2,850,000        Series 2000-3, 3.51% due 1/15/2008                                   2,859,190
                            5,200,000        Series 2003-1, 3.91% due 4/15/2008                                   5,233,568
                                         Countrywide Asset-Backed Certificates (b):
                            1,600,000        Series 2003-2 Class M1, 3.55% due 6/26/2033                          1,608,575
                            2,223,798        Series 2003-BC3 Class A2, 3.16% due 9/25/2033                        2,225,021
                            2,323,754        Series 2004-5 Class A, 3.30% due 10/25/2034                          2,334,376
                            1,200,000        Series 2004-5 Class M2, 3.52% due 7/25/2034                          1,206,137
                            1,350,000        Series 2004-13 Class AF4, 4.583% due 1/25/2033                       1,319,107
                            1,350,000        Series 2004-13 Class MF1, 5.071% due 12/25/2034                      1,321,018
                            1,500,000    Credit-Based Asset Servicing and Securitization Series 2005-CB2
                                         Series AV2, 3.10% due 4/25/2035                                          1,500,000
                                         First Franklin Mortgage Loan Asset-Backed Certificates Class A2 (b):
                            1,610,880        Series 2003-FF5, 2.82% due 3/25/2034                                 1,605,636
                            3,750,000        Series 2004-FF10, 3.25% due 11/25/2034                               3,764,672
                              648,744    HFC Home Equity Loan Asset-Backed Certificates Series 2002-2
                                         Class A, 3.15% due 4/20/2032 (b)                                           649,788
                            2,887,981    Home Equity Asset Trust Series 2005-1 Class A2, 3.13% due
                                         5/25/2035 (b)                                                            2,887,975
                              764,844    Household Automotive Trust Series 2002-3 Class A3A, 2.75% due
                                         6/18/2007                                                                  764,258
                                         Long Beach Mortgage Loan Trust (b):
                              804,994        Series 2002-4 Class 2A, 3.31% due 11/26/2032                           807,469
                            2,687,593        Series 2004-1 Class A3, 3.15% due 2/25/2034                          2,690,659
                                         Morgan Stanley ABS Capital I (b):
                            1,000,000        Series 2003-NC5 Class M2, 4.85% due 4/25/2033                        1,016,427
                            2,208,710        Series 2004-NC1 Class A2, 3.22% due 12/27/2033                       2,215,457
                            2,150,228        Series 2004-NC2 Class A2, 3.15% due 12/25/2033                       2,156,112
                            2,223,600        Series 2004-WMC1 Class A3, 3.10% due 6/25/2034                       2,224,673
                            4,319,762        Series 2005-HE1 Class A2MZ, 3.15% due 12/25/2034                     4,326,597
                                         New Century Home Equity Loan Trust Class A3 (b):
                            3,585,429        Series 2004-2, 3.10% due 4/25/2034                                   3,586,454
                            4,476,103        Series 2004-3, 3.24% due 11/25/2034                                  4,492,364
                                         Option One Mortgage Loan Trust (b):
                               94,312        Series 2002-4 Class A, 3.11% due 7/25/2032                              94,367
                            2,149,695        Series 2003-4 Class A2, 3.17% due 7/25/2033                          2,153,769
                              500,000        Series 2005-1 Class M5, 4.10% due 2/25/2035                            502,056
                                         Park Place Securities, Inc. Series 2005-WCH1 (b):
                            1,973,794        Class A1B, 3.15% due 1/25/2035                                       1,976,858
                            1,660,712        Class A3D, 3.19% due 1/25/2035                                       1,663,306
                              550,000    Popular ABS Mortgage Pass-Through Trust Series 2005-1 Class M2,
                                         5.507% due 5/25/2035                                                       538,828
                                         Residential Asset Mortgage Products, Inc. (b):
                            2,750,000        Series 2004-RS11 Class A2, 3.12% due 12/25/2033                      2,761,033
                            1,950,000        Series 2005-RS3 Class AI2, 3.02% due 3/25/2035                       1,950,000
                            3,071,727    Residential Asset Securities Corp. Series 2003-KS5 Class AIIB,
                                         3.14% due 7/25/2033 (b)                                                  3,077,509
                              925,746    Saxon Asset Securities Trust Series 2002-3 Class AV, 3.25% due
                                         12/25/2032 (b)                                                             926,730

                                         Total Asset-Backed Securities
                                         (Cost--$88,063,171)--19.8%                                              88,081,698


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                 Face
                               Amount    Government & Agency Obligations                                           Value
                       USD    945,000    City of Dallas, Texas, 5.25% due 2/15/2024                           $     933,471
                            3,900,000    Fannie Mae, 7.125% due 1/15/2030                                         4,945,325
                                         U.S. Treasury Bonds & Notes:
                           10,380,000        7% due 7/15/2006 (f)                                                10,818,721
                            1,150,000        6.50% due 2/15/2010                                                  1,266,303
                            3,810,000        4% due 2/15/2015                                                     3,660,576
                            1,870,000        7.50% due 11/15/2016                                                 2,344,512
                            1,140,000        8.125% due 8/15/2019 (f)                                             1,533,701
                            3,980,000        7.25% due 8/15/2022                                                  5,087,714
                              820,000        6.25% due 8/15/2023                                                    954,756
                              820,000        6.625% due 2/15/2027                                                 1,010,394
                            7,320,000        5.375% due 2/15/2031                                                 7,977,944
                                         U.S. Treasury Inflation Indexed Bonds:
                            2,641,723        3.875% due 1/15/2009                                                 2,913,294
                            2,305,184        3.50% due 1/15/2011                                                  2,575,115

                                         Total Government & Agency Obligations
                                         (Cost--$45,414,913)--10.3%                                              46,021,826


                                         Government Agency Mortgage-Backed Obligations++
                                         Fannie Mae Guaranteed Pass-Through Certificates:
                            5,200,000        4.50% due 4/15/2020                                                  5,083,000
                            3,911,574        5.00% due 1/01/2020 - 2/01/2020                                      3,911,450
                            2,391,928        5.00% due 4/15/2035                                                  2,338,110
                            5,284,000        5.50% due 4/15/2035                                                  5,290,605
                              952,700        6.00% due 11/01/2034                                                   974,043
                              811,206        6.50% due 6/01/2032 - 11/01/2032                                       843,406
                              234,838    Fannie Mae Trust Series 2003-W19 Class 1A1, 2.01%  due 11/25/2033          234,374
                                         Freddie Mac Mortgage Participation Certificates:
                            6,610,860        5.00% due 3/01/2035 - 4/15/2035                                      6,466,863
                            1,271,560        5.50% due 7/01/2016                                                  1,299,005
                            3,894,190        5.50% due 3/01/2035 - 4/15/2035                                      3,905,469
                              808,241        6.00% due 5/01/2016 - 4/01/2017                                        835,209
                            4,602,076        6.00% due 11/01/2033                                                 4,711,557
                              315,853        6.50% due 6/01/2016                                                    330,401
                              605,051        6.50% due 10/01/2033                                                   627,967
                              928,521        7.00% due 9/01/2031 - 4/01/2032                                        978,789
                            1,593,499    Ginnie Mae MBS Certificates, 6.50% due 6/15/2031 - 4/15/2032             1,666,368
                            3,750,000    Ginnie Mae Trust Series 2004-6 Class C, 4.66% due 7/16/2033              3,678,564

                                         Total Government Agency Mortgage-Backed Obligations
                                         (Cost--$43,450,258)--9.7%                                               43,175,180


                                         Non-Government Agency Mortgage-Backed Obligations++
Collateralized Mortgage     1,250,000    Ameriquest Mortgage Securities, Inc. Series 2004-R1 Class M2,
Obligations--4.9%                        3.43% due 2/25/2034 (b)                                                  1,252,882
                            3,150,000    Argent Securities, Inc. Series 2004-W11 Class A3, 3.21% due
                                         11/25/2034 (b)                                                           3,162,701
                              295,795    Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-R4
                                         Class 1A1A, 2.216% due 7/25/2019                                           295,214
                            1,650,000    Impac Secured Assets CMN Owner Trust Series 2004-3 Class M1, 3.45%
                                         due 12/25/2034 (b)                                                       1,656,835
                            5,503,159    RMAC Plc Series 2003-NS2A Class A2C, 3.40% due 9/12/2035 (b)             5,518,637
                              840,000    Structured Asset Investment Loan Trust 2004-8 Class M4, 3.85% due
                                         9/25/2034 (b)                                                              845,153
                                         Structured Asset Securities Corp. (b):
                            1,243,332        Series 2002-9 Class A2, 3.15% due 10/25/2027                         1,243,594
                            1,387,599        Series 2004-23XS Class 2A1, 3.15% due 1/25/2035                      1,390,185
                              849,942    Washington Mutual Series 2005-AR2 Class B4, 3.588% due 1/25/2045 (b)       849,942
                            4,900,000    Wells Fargo Home Equity Trust Series 2004-2 Class A32, 3.19% due
                                         2/25/2032 (b)                                                            4,917,928
                              500,000    Whole Auto Loan Trust 2004-1 Class D, 5.60% due 3/15/2011                  504,262
                                                                                                              -------------
                                                                                                                 21,637,333


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                 Face
                               Amount    Non-Government Agency Mortgage-Backed Securities++                        Value
Commercial             USD  3,700,000    Banc of America Large Loan Series 2003-BBA2 Class A3, 3.13%
Mortgage-Backed                          due 11/15/2015 (b)                                                   $   3,705,147
Securities--4.4%                         COMM (b):
                            3,250,000        Series 2003-FL8 Class A2, 3.01% due 7/15/2015 (a)                    3,253,477
                            5,300,000        Series 2003-FL9 Class A3, 3.13% due 11/15/2015                       5,306,832
                                         Greenwich Capital Commercial Funding Corp.:
                            1,947,423        Series 2003-FL1 Class A, 3.19% due 7/05/2018 (b)                     1,948,141
                            3,400,000        Series 2004-GG1 Class A4, 4.755% due 6/10/2036                       3,398,854
                            1,895,064    Nationslink Funding Corp. Series 1999-2 Class A3, 7.181% due
                                         6/20/2031                                                                1,953,481
                                                                                                              -------------
                                                                                                                 19,565,932

                                         Total Non-Government Agency Mortgage-Backed Securities
                                         (Cost--$41,083,016)--9.3%                                               41,203,265



Industry+++                              Corporate Bonds
Aerospace &                 1,335,000    Goodrich Corp., 6.60% due 5/15/2009                                      1,427,195
Defense--0.6%               1,130,000    Raytheon Co., 8.30% due 3/01/2010                                        1,297,421
                                                                                                              -------------
                                                                                                                  2,724,616

Airlines--0.4%                527,554    American Airlines, Inc. Series 2003-1, 3.857% due 1/09/2012                511,566
                              475,000    Continental Airlines, Inc. Series 2002-1, 6.563% due 8/15/2013             498,561
                              630,000    Southwest Airlines Co., 7.875% due 9/01/2007                               676,949
                                                                                                              -------------
                                                                                                                  1,687,076

Automobiles--1.7%                        DaimlerChrysler NA Holding Corp.:
                            5,900,000        3.20% due 3/07/2007 (b)                                              5,900,720
                              555,000        4.75% due 1/15/2008                                                    552,372
                              455,000        7.75% due 1/18/2011                                                    504,474
                              550,000    Hyundai Motor Manufacturing Alabama LLC, 5.30% due 12/19/2008 (a)          551,365
                                                                                                              -------------
                                                                                                                  7,508,931

Biotechnology--0.4%         2,100,000    Abgenix, Inc., 3.50% due 3/15/2007 (e)                                   2,034,375

Capital Markets--1.6%                    The Bear Stearns Cos., Inc.:
                              980,000        3.03% due 1/30/2009 (b)                                                983,486
                              155,000        5.70% due 11/15/2014                                                   159,127
                              690,000    Corporacion Andina de Fomento, 6.875% due 3/15/2012                        758,896
                            1,090,000    Credit Suisse First Boston USA, Inc., 4.70% due 6/01/2009                1,088,946
                                         Goldman Sachs Group, Inc.:
                            1,920,000        5.70% due 9/01/2012                                                  1,976,640
                            1,030,000        5.25% due 10/15/2013                                                 1,023,203
                            1,190,000    Lehman Brothers Holdings, Inc., 3.50% due 8/07/2008                      1,159,268
                              110,000    Mellon Funding Corp., 6.40% due 5/14/2011                                  119,160
                                                                                                              -------------
                                                                                                                  7,268,726

Chemicals--0.1%               315,000    Yara International ASA, 5.25% due 12/15/2014 (a)                           310,837

Commercial                    930,000    Bank of America Corp., 4.875% due 9/15/2012                                928,137
Banks--2.1%                   460,000    Bank One Corp., 8% due 4/29/2027                                           581,612
                              970,000    Barclays Bank Plc, 8.55% (a)(g)                                          1,146,123
                              560,000    FirstBank Puerto Rico, 7.625% due 12/20/2005                               566,914
                              830,000    HSBC Bank USA NA, 5.875% due 11/01/2034                                    835,465
                                         HSBC Finance Corp.:
                              680,000        6.50% due 11/15/2008                                                   720,748
                              515,000        5.875% due 2/01/2009                                                   535,889
                              335,000    Hudson United Bancorp, 8.20% due 9/15/2006                                 351,123
                              520,000    PNC Bank NA, 5.25% due 1/15/2017                                           512,294
                              595,000    PNC Funding Corp., 6.125% due 2/15/2009                                    622,926
                              405,000    Popular North America, Inc., 3.875% due 10/01/2008                         398,160
                            1,160,000    Sovereign Bank, 5.125% due 3/15/2013                                     1,145,755
                              325,000    US Bancorp, 3.17% due 9/16/2005 (b)                                        325,216
                              720,000    Wells Fargo & Co., 5% due 11/15/2014                                       713,058
                                                                                                              -------------
                                                                                                                  9,383,420


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                 Face
Industry+++                    Amount    Corporate Bonds                                                           Value
Commercial Services    USD    690,000    Aramark Services, Inc., 6.375% due 2/15/2008                         $     721,774
& Supplies--0.7%                         Cendant Corp.:
                              700,000        6.25% due 1/15/2008                                                    728,594
                            1,085,000        7.375% due 1/15/2013                                                 1,225,746
                              570,000    International Lease Finance Corp., 2.95% due 5/23/2006                     560,952
                                                                                                              -------------
                                                                                                                  3,237,066

Communications                620,000    Alltel Corp., 4.656% due 5/17/2007                                         623,770
Equipment--0.3%               850,000    Harris Corp., 6.35% due 2/01/2028                                          890,540
                                                                                                              -------------
                                                                                                                  1,514,310

Consumer Finance--0.6%        765,000    Capital One Bank, 5.75% due 9/15/2010                                      790,278
                              450,000    Capital One Financial Corp., 4.80% due 2/21/2012                           437,104
                                         MBNA Corp.:
                              945,000        6.25% due 1/17/2007                                                    975,747
                              200,000        5.625% due 11/30/2007                                                  205,001
                              455,000        4.625% due 9/15/2008                                                   452,948
                                                                                                              -------------
                                                                                                                  2,861,078

Containers &                             Sealed Air Corp. (a):
Packaging--0.2%               415,000        5.375% due 4/15/2008                                                   421,984
                              450,000        6.95% due 5/15/2009                                                    479,121
                                                                                                              -------------
                                                                                                                    901,105

Diversified Financial         785,000    American Honda Finance Corp., 3.39% due 10/03/2005 (a)(b)                  786,340
Services--3.8%                           Citigroup, Inc.:
                            1,440,000        5.625% due 8/27/2012                                                 1,491,877
                              405,000        5.85% due 12/11/2034                                                   412,439
                                         Ford Motor Credit Co.:
                            2,160,000        3.92% due 9/28/2007 (b)                                              2,106,372
                            1,315,000        7.375% due 2/01/2011                                                 1,306,499
                              960,000    General Electric Capital Corp., 6.75% due 3/15/2032                      1,108,150
                            3,015,000    General Motors Acceptance Corp., 4.203% due 9/23/2008 (b)                2,752,341
                                         JPMorgan Chase & Co.:
                              960,000        5.75% due 1/02/2013                                                    997,609
                              770,000        4.75% due 3/01/2015                                                    737,066
                                         Sigma Finance Corp. (b):
                            3,400,000        4.939% due 8/15/2011                                                 3,400,000
                            1,700,000        5.49% due 3/31/2014                                                  1,714,676
                                                                                                              -------------
                                                                                                                 16,813,369

Diversified                   930,000    BellSouth Corp., 6% due 11/15/2034                                         925,335
Telecommunication           1,643,000    Deutsche Telekom International Finance BV, 5.25% due 7/22/2013           1,647,687
Services--1.5%              1,010,000    GTE Corp., 6.84% due 4/15/2018                                           1,110,342
                              620,000    Royal KPN NV, 8% due 10/01/2010                                            708,129
                              830,000    Sprint Capital Corp., 8.75% due 3/15/2032                                1,076,810
                              865,000    TELUS Corp., 7.50% due 6/01/2007                                           920,728
                              450,000    Verizon Global Funding Corp., 7.75% due 12/01/2030                         543,869
                                                                                                              -------------
                                                                                                                  6,932,900

Electric Utilities--3.1%    1,630,000    AEP Texas Central Co. Series D, 5.50% due 2/15/2013 (a)                  1,662,585
                              120,000    Ameren Corp., 4.263% due 5/15/2007                                         119,733
                              550,000    Entergy Arkansas, Inc., 5.66% due 2/01/2025                                545,405
                              790,000    Entergy Louisiana, Inc., 5.09% due 11/01/2014                              772,114
                            1,090,000    Exelon Generation Co. LLC, 5.35% due 1/15/2014                           1,093,996
                              995,000    FirstEnergy Corp. Series B, 6.45% due 11/15/2011                         1,049,770
                            2,550,000    PPL Capital Funding, 3.87% due 5/18/2006 (b)                             2,553,624
                              620,000    PSEG Power LLC, 6.95% due 6/01/2012                                        686,191
                                         Pacific Gas & Electric Co.:
                              275,000        3.82% due 4/03/2006 (b)                                                275,721
                            1,295,000        6.05% due 3/01/2034                                                  1,329,725
                              525,000    Pepco Holdings, Inc., 4% due 5/15/2010                                     505,081
                              705,000    Public Service Co. of New Mexico, 4.40% due 9/15/2008                      697,892


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                 Face
Industry+++                    Amount    Corporate Bonds                                                           Value
Electric Utilities     USD    640,000    SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15% due
(concluded)                              11/15/2013 (a)                                                       $     680,544
                                         Southern California Edison Co.:
                              170,000        3.44% due 1/13/2006 (b)                                                170,288
                              311,000        8% due 2/15/2007                                                       331,156
                              700,000    TXU Corp., 5.55% due 11/15/2014 (a)                                        664,168
                              465,000    Westar Energy, Inc., 6% due 7/01/2014                                      491,414
                                                                                                              -------------
                                                                                                                 13,629,407

Electronic Equipment        2,050,000    Celestica, Inc., 3.691% due 8/01/2020 (c)(e)                             1,150,562
& Instruments--0.4%           615,000    Jabil Circuit, Inc., 5.875% due 7/15/2010                                  635,027
                                                                                                              -------------
                                                                                                                  1,785,589

Energy Equipment              195,000    Midamerican Energy Holdings Co., 5.875% due 10/01/2012                     202,514
& Services--0.0%

Food Products--0.2%           945,000    Cadbury Schweppes US Finance LLC, 3.875% due 10/01/2008 (a)                924,588

Foreign Government     EUR  2,249,000    Bundesobligation Series 143, 3.50% due 10/10/2008 (1)                    2,988,656
Obligations***--1.4%   USD    530,000    Chile Government International Bond, 5.50% due 1/15/2013 (1)               541,713
                                         Mexico Government International Bond (1):
                            1,330,000        9.875% due 2/01/2010                                                 1,582,700
                              495,000        6.375% due 1/16/2013                                                   513,562
                              395,000        5.875% due 1/15/2014                                                   392,037
                                                                                                              -------------
                                                                                                                  6,018,668

Gas Utilities--0.4%         1,015,000    Gazprom International SA, 7.201% due 2/01/2020 (a)                       1,035,300
                              660,000    Panhandle Eastern Pipe Line Series B, 2.75% due 3/15/2007                  639,036
                                                                                                              -------------
                                                                                                                  1,674,336

Health Care Providers         930,000    Coventry Health Care, Inc., 5.875% due 1/15/2012 (a)                       930,000
& Services--0.4%              683,000    Manor Care, Inc., 7.50% due 6/15/2006                                      706,950
                                                                                                              -------------
                                                                                                                  1,636,950

Household                   1,300,000    American Greetings, 6.10% due 8/01/2028                                  1,355,250
Durables--1.0%                           DR Horton, Inc.:
                            1,100,000        5% due 1/15/2009                                                     1,071,300
                              505,000        6.875% due 5/01/2013                                                   523,938
                              710,000        5.625% due 9/15/2014                                                   674,017
                            1,010,000    KB Home, 5.75% due 2/01/2014                                               967,404
                                                                                                              -------------
                                                                                                                  4,591,909

Industrial                    490,000    Hutchison Whampoa International 01/11 Ltd., 7% due 2/16/2011 (a)           533,376
Conglomerates--0.6%           770,000    Textron Financial Corp., 2.75% due 6/01/2006                               753,751
                            1,360,000    Tyco International Group SA, 6.75% due 2/15/2011                         1,473,672
                                                                                                              -------------
                                                                                                                  2,760,799

Insurance--1.1%               930,000    AON Corp., 6.70% due 1/15/2007                                             962,543
                              760,000    Fund American Cos., Inc., 5.875% due 5/15/2013                             771,634
                              465,000    Montpelier Re Holdings Ltd., 6.125% due 8/15/2013                          474,861
                            1,090,000    NLV Financial Corp., 7.50% due 8/15/2033 (a)                             1,225,995
                              330,000    North Front Pass-Through Trust, 5.81% due 12/15/2024 (a)(b)                326,686
                              235,000    Prudential Financial, Inc., 4.104% due 11/15/2006                          235,773
                              780,000    Prudential Holdings LLC, 8.695% due 12/18/2023 (a)                         987,074
                                                                                                              -------------
                                                                                                                  4,984,566

Media--1.9%                              Clear Channel Communications, Inc.:
                              965,000        5.75% due 1/15/2013                                                    949,726
                              515,000        5.50% due 9/15/2014                                                    491,763
                              960,000    Comcast Cable Communications Holdings, Inc., 8.375% due 3/15/2013        1,140,704
                            1,355,000    Historic TW, Inc., 9.125% due 1/15/2013                                  1,674,257
                            1,250,000    Lenfest Communications, Inc., 10.50% due 6/15/2006                       1,331,230
                              420,000    Media General, Inc., 6.95% due 9/01/2006                                   431,531
                              435,000    News America, Inc., 6.75% due 1/09/2038                                    478,139
                              735,000    Tele-Communications-TCI Group, 9.80% due 2/01/2012                         921,279
                              805,000    Time Warner, Inc., 7.625% due 4/15/2031                                    945,687
                                                                                                              -------------
                                                                                                                  8,364,316


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                 Face
Industry+++                    Amount    Corporate Bonds                                                           Value
Multi-Utilities                          Dominion Resources, Inc. Series B:
& Unregulated          USD    740,000        7.625% due 7/15/2005                                             $     748,970
Power--0.8%                   615,000        3.094% due 5/15/2006 (b)                                               616,477
                                         Sempra Energy:
                              490,000        4.621% due 5/17/2007                                                   491,942
                              370,000        7.95% due 3/01/2010                                                    416,495
                              370,000        6% due 2/01/2013                                                       387,679
                              740,000    Southern Power Co. Series B, 6.25% due 7/15/2012                           795,037
                                                                                                              -------------
                                                                                                                  3,456,600

Oil & Gas--3.1%               465,000    Amerada Hess Corp., 7.125% due 3/15/2033                                   517,088
                              285,000    Anadarko Finance Co. Series B, 6.75% due 5/01/2011                         313,698
                              490,000    Consolidated Natural Gas Co., 5% due 12/01/2014                            479,112
                            1,025,000    Enterprise Products Operating LP, 5.60% due 10/15/2014                   1,011,603
                              825,300    Kern River Funding Corp., 4.893% due 4/30/2018 (a)                         822,766
                                         Kinder Morgan Energy Partners LP:
                              510,000        5.35% due 8/15/2007                                                    516,077
                              820,000        5.125% due 11/15/2014                                                  797,826
                              560,000    Kinder Morgan, Inc., 5.15% due 3/01/2015                                   545,595
                              400,000    Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)                            405,105
                              615,000    Nexen, Inc., 5.875% due 3/10/2035                                          588,235
                            1,080,000    Occidental Petroleum Corp., 6.75% due 1/15/2012                          1,194,786
                            2,500,000    Pemex Project Funding Master Trust, 4.31% due 6/15/2010 (a)(b)           2,550,000
                              670,000    Pioneer Natural Resources Co., 7.20% due 1/15/2028                         765,409
                              835,000    Tengizchevroil Finance Co. SARL, 6.124% due 11/15/2014 (a)                 826,650
                              310,000    Texaco Capital, Inc., 8.625% due 6/30/2010                                 366,971
                            1,665,000    Ultramar Diamond Shamrock Corp., 6.75% due 10/15/2037                    1,921,553
                                                                                                              -------------
                                                                                                                 13,622,474

Paper & Forest              1,040,000    Celulosa Arauco y Constitucion SA, 8.625% due 8/15/2010                  1,192,862
Products--0.9%              1,740,000    Champion International Corp., 6.65% due 12/15/2037                       1,946,053
                              545,000    Inversiones CMPC SA, 4.875% due 6/18/2013 (a)                              522,848
                              485,000    Sappi Papier Holding AG, 6.75% due 6/15/2012 (a)                           526,082
                                                                                                              -------------
                                                                                                                  4,187,845

Pharmaceuticals--0.3%       1,380,000    Wyeth, 5.50% due 3/15/2013                                               1,402,796

Real Estate--0.7%             410,000    Developers Diversified Realty Corp., 6.625% due 1/15/2008                  429,083
                              465,000    Health Care Property Investors, Inc., 6.50% due 2/15/2006                  473,982
                              550,000    Nationwide Health Properties, Inc., 6.59% due 7/07/2038                    569,907
                            1,540,000    Westfield Capital Corp. Ltd., 5.125% due 11/15/2014 (a)                  1,516,860
                                                                                                              -------------
                                                                                                                  2,989,832

Road & Rail--0.3%             415,000    Norfolk Southern Corp., 7.25% due 2/15/2031                                497,668
                                         Union Pacific Corp.:
                              400,000        7.25% due 11/01/2008                                                   435,151
                              350,000        5.375% due 5/01/2014                                                   353,866
                                                                                                              -------------
                                                                                                                  1,286,685

Software--0.3%              1,160,000    Computer Associates International, Inc., 5.625% due 12/01/2014 (a)       1,140,830

Thrifts & Mortgage          1,025,000    Countrywide Home Loans, Inc., 5.625% due 7/15/2009                       1,047,972
Finance--0.4%                 695,000    Washington Mutual, Inc., 4.20% due 1/15/2010                               676,336
                                                                                                              -------------
                                                                                                                  1,724,308

Wireless                      427,000    AT&T Wireless Services, Inc., 8.75% due 3/01/2031                          563,346
Telecommunication             880,000    America Movil SA de C.V., 6.375% due 3/01/2035                             796,210
Services--0.3%                                                                                                -------------
                                                                                                                  1,359,556

                                         Total Corporate Bonds
                                         (Cost--$139,919,332)--31.6%                                            140,922,377


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                                         Preferred Securities

                                 Face
Industry+++                    Amount    Capital Trusts                                                            Value
Commercial             USD    495,000    BAC Capital Trust VI, 5.625% due 3/08/2035                           $     473,944
Banks--0.1%

Electric                      420,000    Alabama Power Capital Trust V, 5.50% due 10/01/2042 (b)                    426,326
Utilities--0.1%

Oil & Gas--0.1%               500,000    Pemex Project Funding Master Trust, 7.375% due 12/15/2014                  535,000

                                         Total Capital Trusts
                                         (Cost--$1,436,521)--0.3%                                                 1,435,270


                               Shares
                                 Held    Preferred Stocks

Commercial Banks--0.3%            104    DG Funding Trust, 5.34% (a)                                              1,121,900

Thrifts & Mortgage             30,400    Fannie Mae, 7%                                                           1,681,500
Finance--0.4%
                                         Total Preferred Stocks
                                         (Cost--$2,835,375)--0.7%                                                 2,803,400


                                 Face
                               Amount    Trust Preferred
Aerospace &            USD  2,660,000    RC Trust I, 7% due 5/15/2006 (e)                                         2,717,537
Defense--0.6%

                                         Total Trust Preferred
                                         (Cost--$2,755,567)--0.6%                                                 2,717,537

                                         Total Preferred Securities
                                         (Cost--$7,027,463)--1.6%                                                 6,956,207


                                         Short-Term Securities
Commercial                  6,730,000    Blue Ridge Asset Funding Corp., 2.78% due 4/13/2005                      6,723,764
Paper*--22.4%              20,000,000    E.I. Du Pont de Nemours & Co., 2.69% due 4/14/2005                      19,980,572
                                         Fairway Finance Co., LLC:
                            4,000,000        2.85% due 4/01/2005                                                  4,000,000
                            5,013,000        2.65% due 4/06/2005                                                  5,011,155
                           10,000,000    IXIS Commercial Paper Corp., 2.61% due 4/08/2005                         9,994,925
                           10,000,000    Long Lane Master Trust IV, 2.79% due 4/29/2005                           9,978,300
                            4,738,000    Province of Quebec, 2.74% due 4/18/2005                                  4,731,847
                            9,300,000    San Paolo IMI US Financial Co., 2.65% due 4/11/2005                      9,293,128
                            5,260,000    Thunder Bay Funding LLC, 2.61% due 4/04/2005                             5,258,856
                           20,000,000    UBS Finance (Delaware) Inc., 2.83% due 4/01/2005                        20,000,000
                            5,000,000    Yorktown Capital, LLC, 2.78% due 4/20/2005                               4,992,664

                                         Total Short-Term Securities
                                         (Cost--$99,965,211)--22.4%                                              99,965,211


                            Number of
                            Contracts    Options Purchased
Call Options                   35++++    London InterBank Offered Rate (LIBOR) Linked Floor, expiring
Purchased--0.0%                          April 2005 at 1.50%, Broker JPMorgan Chase Bank                                350

                                         Total Options Purchased
                                         (Premiums Paid--$21,000)--0.0%                                                 350

                                         Total Investments
                                         (Cost--$464,944,364)--104.7%                                           466,326,114



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                            Number of
                            Contracts    Options Written                                                           Value
Call Options                    3++++    Swaption, expiring March 2010 at 1.05%, Broker Lehman Brothers
Written--0.1%                            Special Finance (d)                                                  $       (434)
                               10++++    Swaption, expiring January 2015 at 5.14%, Broker Deutsche Bank AG,
                                         London (d)                                                               (335,223)
                           69,500        U.S. Treasury Bonds, expiring May 2005 at USD 112, Broker Greenwich
                                         Capital Markets, Inc.                                                     (55,927)
                                                                                                              -------------
                                                                                                                  (391,584)

Put Options                     3++++    Swaption, expiring March 2010 at 1.05%, Broker Lehman Brothers
Written--0.1%                            Special Finance (d)                                                       (16,305)
                               10++++    Swaption, expiring January 2015 at 5.14%, Broker Deutsche Bank AG,
                                         London (d)                                                               (335,223)
                              306        U.S. Treasury Bonds, expiring May 2005 at USD 108, Broker Greenwich
                                         Capital Markets, Inc.                                                    (124,312)
                                                                                                              -------------
                                                                                                                  (475,840)

                                         Total Options Written
                                         (Premiums Received--$1,009,997)--(0.2%)                                  (867,424)

                                         Total Investments, Net of Options Written
                                         (Cost--$463,934,367**)--104.5%                                         465,458,690
                                         Liabilities in Excess of Other Assets--(4.5%)                         (20,140,206)
                                                                                                              -------------
                                         Net Assets--100.0%                                                   $ 445,318,484
                                                                                                              =============

  ++ Asset-Backed & Mortgage-Backed Obligations are subject to principal paydowns as a result of the prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

++++ One contract represents a notional amount of $1,000,000.

 +++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

   * Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

  ** The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

     Aggregate cost, including options                  $   464,138,135
                                                        ===============
     Gross unrealized appreciation                      $     4,058,151
     Gross unrealized depreciation                          (2,737,596)
                                                        ---------------
     Net unrealized appreciation                        $     1,320,555
                                                        ===============

 *** Corresponding industry group for foreign securities:
     (1) Government entity.

 (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (b) Floating rate note.

 (c) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

 (d) This European style swaption, which can be exercised only to the expiration date, represents a standby commitment whereby the Portfolio is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

 (e) Convertible security.

 (f) All or a portion of security held as collateral in connection with open financial futures contracts.

 (g) The security is a perpetual bond and has no definite maturity date.

     Investments in companies considered to be an affiliate of the Portfolio
     (such companies are defined as "Affiliated Companies" in Section
     2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                    Net        Dividend
     Affiliate                                    Activity       Income

     Merrill Lynch Premier Institutional Fund   (14,500,000)   $  5,896


     Financial futures contracts purchased as of March 31, 2005 were as follows:

     Number of                  Expiration      Face         Unrealized
     Contracts     Issue           Date        Value       Depreciation

       13          5-Year
               U.S. Treasury       June
                    Note           2005      $1,397,459      $  (5,240)

     Financial futures contracts sold as of March 31, 2005 were as follows:

                                                             Unrealized
     Number of                  Expiration      Face       Appreciation
     Contracts     Issue           Date        Value     (Depreciation)

       106         2-Year
               U.S. Treasury       June
                    Note           2005     $21,983,110      $   52,704
       189        10-Year
               U.S. Treasury       June
                    Note           2005     $20,596,332        (54,871)
                                                             ----------
     Total Unrealized Depreciation--Net                      $  (2,167)
                                                             ==========

     Forward foreign exchange contracts as of March 31, 2005 were as follows:

     Foreign                                 Settlement      Unrealized
     Currency Sold                              Date       Depreciation

     EUR 2,328,187                           April 2005     $  (21,123)
                                                            -----------
     Total Unrealized Depreciation on Forward
     Foreign Exchange Contracts--Net
     (USD Commitment--$3,005,200)                           $  (21,123)
                                                            ===========


     Currency Abbreviations:
           EUR Euro
           USD U.S. Dollar


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Schedule of Investments (continued)                   (in U.S. dollars)


Swaps outstanding as of March 31, 2005 were as follows:


                                              Notional       Unrealized
                                               Amount      Appreciation
Receive (pay) a variable return
based on the change in the
Lehman Brothers MBS Fixed Rate
Index Total Return and pay a floating
rate based on 1-month USD LIBOR,
minus .12%

Broker, UBS Warburg
Expires April 2005                         $ 3,925,000               --

Receive (pay) a variable return
based on the change in the
Lehman Brothers MBS Fixed Rate
Index Total Return and pay a floating
rate based on 1-month USD LIBOR,
minus .10%

Broker, UBS Warburg
Expires June 2005                          $11,750,000               --

Receive (pay) a variable return
based on the change in the
Lehman Brothers MBS Fixed Rate
Index Total Return and pay a floating
rate based on 1-month USD LIBOR,
minus .105%

Broker, UBS Warburg
Expires July 2005                          $11,050,000               --

Receive (pay) a variable return
based on the change in the
Lehman Brothers MBS Fixed Rate
Index Total Return and pay a floating
rate based on 1-month USD LIBOR,
minus .10%

Broker, Lehman Brothers
Special Finance
Expires August 2005                        $30,700,000               --

Receive (pay) a variable return
based on the change in the
Lehman Brothers CMBS Investment
Grade Index Total Return and pay a
floating rate based on 1-month
USD LIBOR, minus .14%

Broker, UBS Warburg
Expires August 2005                        $ 5,900,000               --



                                                             Unrealized
                                              Notional     Appreciation
                                               Amount    (Depreciation)

Receive (pay) a variable return
based on the change in the Lehman
Brothers MBS Fixed Rate Index Total
Return and pay a floating rate based
on 1-month USD LIBOR, minus
..10%

Broker, Lehman Brothers
Special Finance
Expires September 2005                     $24,900,000               --

Receive (pay) a variable return
based on the change in the Lehman
Brothers U.S. Treasury Index Total
Return and pay a floating rate based
on 1-month USD LIBOR, minus
..15%

Broker, Lehman Brothers
Special Finance
Expires November 2005                      $25,400,000               --

Receive (pay) a variable return
based on the change in the Lehman
Brothers U.S. Treasury Index Total
Return and pay a floating rate based
on 1-month USD LIBOR, minus
..15%

Broker, Lehman Brothers
Special Finance
Expires February 2006                      $19,200,000               --

Bought credit default protection on
Aon Corp. Inc and pay .37%

Broker, Morgan Stanley Capital
Services, Inc.
Expires January 2007                       $ 1,025,000      $   (3,935)

Receive a floating rate based on
3-month USD LIBOR and pay a
fixed rate of 2.8025%

Broker, JPMorgan Chase Bank
Expires January 2007                       $ 1,025,000           24,263

Bought credit default protection
on Weyerhauser Co. and pay .73%

Broker, Morgan Stanley Capital
Services, Inc.
Expires September 2008                     $ 1,625,000         (24,038)



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Schedule of Investments (concluded)                   (in U.S. dollars)


Swaps outstanding as of March 31, 2005 were as follows (concluded):


                                                             Unrealized
                                              Notional     Appreciation
                                               Amount    (Depreciation)

Sold credit default protection on
Sprint Corporation and receive
1.50%

Broker, Morgan Stanley Capital
Services, Inc.
Expires September 2008                     $ 1,625,000      $    61,072

Sold credit default protection on
Comcast Cable Communications,
Inc. and receive 1.15%

Broker, Morgan Stanley Capital
Services, Inc.
Expires September 2008                     $ 1,625,000           45,045

Pay 3.875% on Treasury Inflation
Protected Securities (TIPS) adjusted
principal and receive a fixed rate
of 3.401%

Broker, JPMorgan Chase Bank
Expires January 2009                       $ 2,937,000         (62,082)

Sold credit default protection on
Raytheon Co. and receive .73%

Broker, JPMorgan Chase Bank
Expires March 2009                         $   550,000          (8,349)

Bought credit default protection on
Boeing Capital Corp. and pay .48%

Broker, JPMorgan Chase Bank
Expires March 2009                         $   550,000          (4,604)

Sold credit default protection on
Nextel Communications Inc. and
receive 1.72%

Broker, JPMorgan Chase Bank
Expires September 2009                     $ 1,035,000           47,947

Sold credit default protection on
Dow Jones CDX North America
Investment Grade High Volatility
Index Series 2 and receive .60%

Broker, Morgan Stanley Capital
Services, Inc.
Expires September 2009                     $ 4,108,079           13,514

Bought credit default protection on
Hewlett-Packard Co. and pay .31%

Broker, Lehman Brothers
Special Finance
Expires December 2009                      $ 1,050,000            (117)



                                                             Unrealized
                                              Notional     Appreciation
                                               Amount    (Depreciation)

Bought credit default protection on
Petroleos Mexicanos and pay 1.09%

Broker, Lehman Brothers
Special Finance
Expires December 2009                      $ 2,105,000      $     2,261

Sold credit default protection on
Computer Associates International
Inc. and receive .83%

Broker, Lehman Brothers
Special Finance
Expires December 2009                      $ 1,050,000           10,758

Sold credit default protection on
Mexico Government International
Bond and receive .92%

Broker, Lehman Brothers
Special Finance
Expires December 2009                      $ 2,105,000          (7,336)

Receive a floating rate based on
3-month USD LIBOR, plus .50%,
which is capped at a fixed coupon
of 6% until 11/18/2007 and
6.50% through expiration and pay
a floating rate based on 3-month
USD LIBOR

Broker, Lehman Brothers
Special Finance
Expires November 2010                      $22,500,000         (15,037)

Pays 3.50% on TIPS adjusted
principal and receive a fixed rate
of 4.17%

Broker, Morgan Stanley
Capital Services, Inc.
Expires January 2011                       $ 2,525,000        (111,612)

Sold credit default protection on
Dana Corporation and receive
1.55%

Broker, UBS Warburg
Expires September 2011                     $   515,000         (34,335)

Sold credit default protection on
Dana Corporation and receive
1.56%

Broker, UBS Warburg
Expires September 2011                     $ 1,035,000         (68,486)
                                                            -----------
Total                                                       $ (135,071)
                                                            ===========

See Notes to Financial Statements.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Statement of Assets and Liabilities

As of March 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$464,923,364)                 $   466,325,764
           Options purchased, at value (premiums paid--$21,000)                                                         350
           Swap premiums paid                                                                                        11,706
           Cash                                                                                                     773,535
           Receivables:
               Interest                                                                   $     2,404,323
               Securities sold                                                                  2,283,247
               Capital shares sold                                                                858,477
               Principal paydowns                                                                  11,653
               Dividends                                                                           11,557         5,569,257
                                                                                          ---------------
           Prepaid expenses                                                                                          31,414
                                                                                                            ---------------
           Total assets                                                                                         472,712,026
                                                                                                            ---------------

Liabilities

           Options written, at value (premiums received--$1,009,997)                                                867,424
           Unrealized depreciation on swaps                                                                         135,071
           Unrealized depreciation on forward foreign exchange contracts                                             21,123
           Payables:
               Securities purchased                                                            23,143,337
               Capital shares redeemed                                                          1,436,720
               Swaps                                                                              650,282
               Other affiliates                                                                   381,023
               Dividends and distributions to shareholders                                        348,253
               Variation margin                                                                   170,120
               Investment adviser                                                                 111,492
               Distributor                                                                         68,263        26,309,490
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    60,434
                                                                                                            ---------------
           Total liabilities                                                                                     27,393,542
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   445,318,484
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                     $     1,373,077
           Class B Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                             837,753
           Class C Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                             197,265
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          1,317,500
           Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                             37,076
           Paid-in capital in excess of par                                                                     439,773,880
           Accumulated distributions in excess of investment income--net                  $     (797,439)
           Undistributed realized capital gains--net                                            1,218,936
           Unrealized appreciation--net                                                         1,360,436
                                                                                          ---------------
           Total accumulated earnings--net                                                                        1,781,933
                                                                                                            ---------------
           Net Assets                                                                                       $   445,318,484
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $162,509,642 and 13,730,773 shares outstanding                   $         11.84
                                                                                                            ===============
           Class B--Based on net assets of $99,154,311 and 8,377,527 shares outstanding                     $         11.84
                                                                                                            ===============
           Class C--Based on net assets of $23,351,611 and 1,972,647 shares outstanding                     $         11.84
                                                                                                            ===============
           Class I--Based on net assets of $155,916,458 and 13,174,999 shares outstanding                   $         11.83
                                                                                                            ===============
           Class R--Based on net assets of $4,386,462 and 370,764 shares outstanding                        $         11.83
                                                                                                            ===============

           See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Statement of Operations

For the Six Months Ended March 31, 2005
Investment Income

           Interest                                                                                         $     8,641,170
           Dividends                                                                                                 51,948
           Securities lending--net                                                                                    5,896
                                                                                                            ---------------
           Total income                                                                                           8,699,014
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       826,652
           Account maintenance and distribution fees--Class B                                     261,284
           Transfer agent fees--Class A                                                           193,168
           Transfer agent fees--Class I                                                           185,193
           Transfer agent fees--Class B                                                           129,441
           Accounting services                                                                     83,709
           Account maintenance fees--Class A                                                       82,070
           Account maintenance and distribution fees--Class C                                      58,638
           Registration fees                                                                       32,283
           Printing and shareholder reports                                                        29,855
           Transfer agent fees--Class C                                                            29,729
           Professional fees                                                                       25,286
           Custodian fees                                                                          20,815
           Pricing fees                                                                            16,406
           Account maintenance and distribution fees--Class R                                       9,294
           Transfer agent fees--Class R                                                             4,377
           Directors' fees and expenses                                                             2,771
           Other                                                                                   17,727
                                                                                          ---------------
           Total expenses                                                                                         2,008,698
                                                                                                            ---------------
           Investment income--net                                                                                 6,690,316
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                 1,084,444
               Futures contracts and swaps--net                                                  (82,780)
               Options written--net                                                             1,013,617
               Foreign currency transactions--net                                               (220,405)         1,794,876
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                               (5,465,561)
               Futures contracts and swaps--net                                                 (143,730)
               Options written--net                                                               142,573
               Foreign currency transactions--net                                                (59,261)       (5,525,979)
                                                                                          ---------------   ---------------
           Total realized and unrealized loss--net                                                              (3,731,103)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     2,959,213
                                                                                                            ===============

           See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Statements of Changes in Net Assets
                                                                                          For the Six           For the
                                                                                          Months Ended         Year Ended
                                                                                           March 31,         September 30,
Increase (Decrease) in Net Assets:                                                            2005                2004
Operations

           Investment income--net                                                         $     6,690,316   $    13,366,622
           Realized gain--net                                                                   1,794,876         7,407,629
           Change in unrealized appreciation/depreciation--net                                (5,525,979)       (4,761,683)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 2,959,213        16,012,568
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

           Investment income--net:
               Class A                                                                        (3,647,104)       (5,096,602)
               Class B                                                                        (2,094,869)       (3,528,478)
               Class C                                                                          (469,480)         (728,784)
               Class I                                                                        (3,563,935)       (6,064,171)
               Class R                                                                           (74,514)          (46,399)
           Realized gain--net:
               Class A                                                                          (299,540)                --
               Class B                                                                          (187,720)                --
               Class C                                                                           (42,022)                --
               Class I                                                                          (283,716)                --
               Class R                                                                            (6,522)                --
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends and distributions
           to shareholders                                                                   (10,669,422)      (15,464,434)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                 (2,108,790)      (91,067,891)
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                       (9,818,999)      (90,519,757)
           Beginning of period                                                                455,137,483       545,657,240
                                                                                          ---------------   ---------------
           End of period*                                                                 $   445,318,484   $   455,137,483
                                                                                          ===============   ===============
             * Undistributed (accumulated distributions in excess of)
               investment income--net                                                     $     (797,439)   $     2,362,147
                                                                                          ===============   ===============

               See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Financial Highlights
                                                                                        Class A
                                                              For the Six
                                                              Months Ended
The following per share data and ratios have been derived      March 31,           For the Year Ended September 30,
from information provided in the financial statements.            2005       2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    12.04   $    12.01   $    11.77   $    11.47   $    10.93
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .18++        .34++        .41++          .51          .66
           Realized and unrealized gain (loss)--net               (.10)          .08          .25          .30          .54
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .08          .42          .66          .81         1.20
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.26)        (.39)        (.42)        (.51)        (.66)
               Realized gain--net                                 (.02)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.28)        (.39)        (.42)        (.51)        (.66)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    11.84   $    12.04   $    12.01   $    11.77   $    11.47
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   .71%+++        3.54%        5.69%        7.32%       11.24%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               .80%*         .81%         .77%         .76%         .94%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                3.04%*        2.83%        3.42%        4.47%        5.88%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  162,510   $  163,221   $  157,128   $  139,659   $  130,116
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    76.79%      239.14%      299.97%      314.59%      259.80%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Financial Highlights (continued)
                                                                                        Class B
                                                              For the Six
                                                              Months Ended
The following per share data and ratios have been derived      March 31,           For the Year Ended September 30,
from information provided in the financial statements.            2005       2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    12.04   $    12.01   $    11.78   $    11.47   $    10.93
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .16++        .29++        .36++          .46          .61
           Realized and unrealized gain (loss)--net               (.10)          .08          .24          .31          .54
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .06          .37          .60          .77         1.15
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.24)        (.34)        (.37)        (.46)        (.61)
               Realized gain--net                                 (.02)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.26)        (.34)        (.37)        (.46)        (.61)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    11.84   $    12.04   $    12.01   $    11.78   $    11.47
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   .50%+++        3.12%        5.17%        6.97%       10.79%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.21%*        1.22%        1.18%        1.17%        1.35%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                2.63%*        2.42%        3.02%        4.06%        5.46%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   99,154   $  108,404   $  142,522   $  141,993   $  129,162
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    76.79%      239.14%      299.97%      314.59%      259.80%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Financial Highlights (continued)
                                                                                        Class C
                                                              For the Six
                                                              Months Ended
The following per share data and ratios have been derived      March 31,           For the Year Ended September 30,
from information provided in the financial statements.            2005       2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    12.04   $    12.01   $    11.78   $    11.47   $    10.93
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .16++        .29++        .35++          .46          .61
           Realized and unrealized gain (loss)--net               (.10)          .08          .25          .31          .54
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .06          .37          .60          .77         1.15
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.24)        (.34)        (.37)        (.46)        (.61)
               Realized gain--net                                 (.02)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.26)        (.34)        (.37)        (.46)        (.61)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    11.84   $    12.04   $    12.01   $    11.78   $    11.47
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   .50%+++        3.11%        5.16%        6.97%       10.78%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.22%*        1.23%        1.19%        1.16%        1.36%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                2.62%*        2.41%        2.95%        4.02%        5.41%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   23,352   $   23,701   $   27,605   $   12,535   $    4,600
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    76.79%      239.14%      299.97%      314.59%      259.80%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Financial Highlights (continued)
                                                                                        Class I
                                                              For the Six
                                                              Months Ended
The following per share data and ratios have been derived      March 31,           For the Year Ended September 30,
from information provided in the financial statements.            2005       2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    12.04   $    12.01   $    11.77   $    11.47   $    10.93
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .19++        .35++        .42++          .52          .67
           Realized and unrealized gain (loss)--net               (.11)          .07          .25          .30          .54
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .08          .42          .67          .82         1.21
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.27)        (.39)        (.43)        (.52)        (.67)
               Realized gain--net                                 (.02)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.29)        (.39)        (.43)        (.52)        (.67)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    11.83   $    12.04   $    12.01   $    11.77   $    11.47
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   .68%+++        3.65%        5.78%        7.43%       11.35%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               .70%*         .71%         .67%         .66%         .84%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                3.14%*        2.93%        3.52%        4.57%        5.94%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  155,916   $  157,201   $  218,281   $  195,515   $  176,589
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    76.79%      239.14%      299.97%      314.59%      259.80%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Financial Highlights (concluded)
                                                                                               Class R

                                                                                                             For the Period
                                                                              For the Six     For the Year     January 3,
                                                                              Months Ended       Ended         2003++ to
The following per share data and ratios have been derived                      March 31,     September 30,   September 30,
from information provided in the financial statements.                            2005            2004            2003

Per Share Operating Performance

           Net asset value, beginning of period                               $      12.04    $      12.01     $      11.75
                                                                              ------------    ------------     ------------
           Investment income--net***                                                   .16             .31              .20
           Realized and unrealized gain (loss)--net                                  (.11)             .09              .37
                                                                              ------------    ------------     ------------
           Total from investment operations                                            .05             .40              .57
                                                                              ------------    ------------     ------------
           Less dividends and distributions:
              Investment income--net                                                 (.24)           (.37)            (.31)
              Realized gain--net                                                     (.02)              --               --
                                                                              ------------    ------------     ------------
           Total dividends and distributions                                         (.26)           (.37)            (.31)
                                                                              ------------    ------------     ------------
           Net asset value, end of period                                     $      11.83     $     12.04     $      12.01
                                                                              ============    ============     ============

Total Investment Return**

           Based on net asset value per share                                      .43%+++           3.25%         4.90%+++
                                                                              ============    ============     ============

Ratios to Average Net Assets

           Expenses                                                                 1.20%*           1.14%           1.23%*
                                                                              ============    ============     ============
           Investment income--net                                                   2.63%*           2.49%           2.46%*
                                                                              ============    ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                           $      4,386    $      2,611     $        121
                                                                              ============    ============     ============
           Portfolio turnover                                                       76.79%         239.14%          299.97%
                                                                              ============    ============     ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Notes to Financial Statements


1. Significant Accounting Policies:
Intermediate Term Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Portfolio offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Notes to Financial Statements (continued)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Portfolio's and the Fund's High Income Portfolio's and Master Core Bond Portfolio's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; ..40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the six months ended March 31, 2005, the aggregate average daily net assets of the Portfolio, including the Fund's High Income Portfolio and Master Core Bond Portfolio, was approximately $5,069,864,000.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Notes to Financial Statements (continued)


                                         Account
                                     Maintenance       Distribution
                                             Fee                Fee

Class A                                     .10%                 --
Class B                                     .25%               .25%
Class C                                     .25%               .25%
Class R                                     .25%               .25%



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended March 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:

                                            FAMD             MLPF&S

Class A                                   $  111           $  1,693
Class I                                   $  182           $    684


For the six months ended March 31, 2005, MLPF&S received contingent deferred sales charges of $11,185 and $958 relating to transactions in Class B and Class C Shares, respectively.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended March 31, 2005, MLIM, LLC received $2,467 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended March 31, 2005, the Portfolio reimbursed
FAM $4,673 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2005 were $313,815,959 and $405,996,900, respectively.

Transactions in options written for the six months ended March 31, 2005 were as follows:


                                       Number of           Premiums
                                       Contracts           Received

Outstanding call options written,
   beginning of period                        --                 --
Options written                           70,043    $       614,396
Options expired                            (530)          (183,763)
                                   -------------    ---------------
Outstanding call options written,
end of period                             69,513    $       430,633
                                   =============    ===============


                                       Number of           Premiums
                                       Contracts           Received

Outstanding put options written,
   beginning of period                        --                 --
Options written                              673    $     1,881,797
Options closed                              (37)        (1,237,684)
Options expired                            (317)           (64,749)
                                   -------------    ---------------
Outstanding put options written,
   end of period                             319    $       579,364
                                   =============    ===============


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Notes to Financial Statements (continued)


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $2,108,790 and $91,067,891 for the six months ended March 31, 2005 and the year ended September 30, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                            2,343,607    $    28,127,130
Automatic conversion of shares           253,716          3,046,999
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                     106,233          1,273,176
                                   -------------    ---------------
Total issued                           2,703,556         32,447,305
Shares redeemed                      (2,529,321)       (30,357,294)
                                   -------------    ---------------
Net increase                             174,235    $     2,090,011
                                   =============    ===============


Class A Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            4,224,134    $    50,408,391
Automatic conversion of shares         1,059,393         12,641,537
Shares issued to shareholders
   in reinvestment of dividends          128,598          1,535,928
                                   -------------    ---------------
Total issued                           5,412,125         64,585,856
Shares redeemed                      (4,939,629)       (58,915,195)
                                   -------------    ---------------
Net increase                             472,496    $     5,670,661
                                   =============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                            1,006,518    $    12,085,478
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                     154,870          1,856,092
                                   -------------    ---------------
Total issued                           1,161,388         13,941,570
Automatic conversion of shares         (253,715)        (3,046,999)
Shares redeemed                      (1,533,400)       (18,395,868)
                                   -------------    ---------------
Net decrease                           (625,727)    $   (7,501,297)
                                   =============    ===============


Class B Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            2,688,246    $    32,106,394
Shares issued to shareholders
   in reinvestment of dividends          234,716          2,804,395
                                   -------------    ---------------
Total issued                           2,922,962         34,910,789
Automatic conversion of shares       (1,059,315)       (12,641,537)
Shares redeemed                      (4,727,588)       (56,418,719)
                                   -------------    ---------------
Net decrease                         (2,863,941)    $  (34,149,467)
                                   =============    ===============


Class C Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                              353,685    $     4,242,412
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                      31,596            378,664
                                   -------------    ---------------
Total issued                             385,281          4,621,076
Shares redeemed                        (380,733)        (4,571,323)
                                   -------------    ---------------
Net increase                               4,548    $        49,753
                                   =============    ===============


Class C Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                              622,489    $     7,445,109
Shares issued to shareholders
   in reinvestment of dividends           42,717            510,392
                                   -------------    ---------------
Total issued                             665,206          7,955,501
Shares redeemed                        (995,352)       (11,893,350)
                                   -------------    ---------------
Net decrease                           (330,146)    $   (3,937,849)
                                   =============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                            1,888,324    $    22,638,066
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                      46,669            559,277
                                   -------------    ---------------
Total issued                           1,934,993         23,197,343
Shares redeemed                      (1,817,413)       (21,791,682)
                                   -------------    ---------------
Net increase                             117,580    $     1,405,661
                                   =============    ===============


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Notes to Financial Statements (concluded)


Class I Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            3,315,475    $    39,552,949
Shares issued to shareholders
   in reinvestment of dividends           87,284          1,042,970
                                   -------------    ---------------
Total issued                           3,402,759         40,595,919
Shares redeemed                      (8,522,216)      (101,724,165)
                                   -------------    ---------------
Net decrease                         (5,119,457)    $  (61,128,246)
                                   =============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                              181,528    $     2,179,005
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                       6,676             79,935
                                   -------------    ---------------
Total issued                             188,204          2,258,940
Shares redeemed                         (34,416)          (411,858)
                                   -------------    ---------------
Net increase                             153,788    $     1,847,082
                                   =============    ===============


Class R Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                              264,503    $     3,162,255
Shares issued to shareholders
   in reinvestment of dividends            3,719             44,349
                                   -------------    ---------------
Total issued                             268,222          3,206,604
Shares redeemed                         (61,319)          (729,594)
                                   -------------    ---------------
Net increase                             206,903    $     2,477,010
                                   =============    ===============


5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
John Burger, Vice President
Patrick Maldari, Vice President
James J. Pagano, Vice President
Frank Viola, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Merrill Lynch Bond Fund, Inc.
retired. The Fund's Board of Directors wishes Messrs. Glenn and
Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the investment advisory agreement (the "Investment Advisory Agreement") between the Investment Adviser and the Fund, on behalf of the Portfolio. The Board also reviews and evaluates the performance of and services provided by the Investment Adviser throughout each year. The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Portfolio between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Portfolio by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Portfolio by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Portfolio, such as transfer agency fees and fees for marketing and distribution; (b) Portfolio operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Portfolio's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Portfolio's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Portfolio as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Portfolio; (c) a discussion by the Portfolio's portfolio management team of investment strategies used by the Portfolio during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Portfolio; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of Portfolio portfolio holdings, allocation of Portfolio brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Portfolio's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Portfolio.


Certain Specific Renewal Data

In connection with the most recent renewal of the Portfolio's
Investment Advisory Agreement and the sub-advisory agreement in February 2005, the independent directors' and Board's review included the following:



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Investment Adviser's Services and Portfolio Performance--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Portfolio, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Portfolio's investment performance, having concluded that the other services provided to the Portfolio by the Investment Adviser were satisfactory. The Board compared Portfolio performance - both including and excluding the effects of the Portfolio's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Portfolio's overall performance within the group compared for the one, three and five year periods generally ranked in the top half for all periods. The Board concluded that the Portfolio's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Portfolio's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Portfolio's portfolio managers. The Board also considered the experience of the Portfolio's portfolio managers and noted that each member of the Portfolio's management team has at least eight years experience investing in investment grade taxable fixed income securities. The Board concluded that the Investment Adviser and its investment staff and the Portfolio's portfolio managers have extensive experience in analyzing and managing the types of investments used by the Portfolio and that the Portfolio benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Portfolio's total expenses to those of other, comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients, such as off-shore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Portfolio. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Portfolio, but believed that less extensive services were being provided to such clients. The Board noted that, during its most recent fiscal year, the Portfolio ranked below the median of its comparable funds classified by Lipper with respect to both its contractual and actual management fee rates and with respect to its overall operating expenses. The Board concluded that the Portfolio's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Portfolio by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Portfolio and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Portfolio and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of the services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Portfolio to participate in these economies of scale. The Board noted that the Portfolio's management fee schedule includes breakpoints that reduce the management fee rate as the aggregate assets of the three portfolios that comprise the Fund increase above certain levels and that - at its current asset size - the Portfolio's management fee rate and total operating expenses have decreased as the Fund's assets have risen. The Board also noted that such breakpoints should continue to allow the Portfolio to realize such economies of scale as its assets increase. In that connection, the Board requested that the Investment Adviser consider ways in which further economies of scale might be realized, such as a reorganization with another similarly managed fund, and whether such actions would be in the best interests of the Portfolio and its shareholders.


Conclusion

After the independent directors deliberated in executive session, the entire Board including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 -   Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies - Not
           Applicable

Item 8 -   Portfolio Managers of Closed-End Management Investment
           Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not
           Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 23, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       --------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 23, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 23, 2005